Supplemental Information
for the Quarter Ended March 31, 2013

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio consists of 32 geographically diverse enclosed malls, encompassing over 22 million square feet in 20 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
John Wain	Chief Financial Officer	john.wain@rouseproperties.com
Timothy Salvemini	Chief Accounting Officer	timothy.salvemini@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Nikki Sacks	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of May 2, 2013, quarterly dividend of $0.13 per share ($0.52 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.13 per share payable on July 31, 2013 to stockholders of record on July 15, 2013.

Common Share Trading Statistics

March 31, 2013
High	$18.52
Low	$16.20
Close	$18.10
Volume	13,348,100

Shares Outstanding

	Three Months Ended
	March 31, 2013	March 31, 2012
Common shares outstanding	49,641,716	49,214,921
Class B shares outstanding	—	359,056
Total common shares outstanding	49,641,716	49,573,977
Treasury stock	—	—
Total common shares issued (1)	49,641,716	49,573,977
Net number of common shares issuable assuming exercise of stock options (2)	348,929	—
Total normalized common shares - diluted (1)	49,990,645	49,573,977
Weighted average common shares outstanding - basic (3)	49,332,151	36,785,376
Weighted average common shares outstanding - diluted (3)(4)	49,332,151	36,785,376
`

(1) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(2) Based upon the weighted average stock price for the quarter ended March 31, 2013.
(3) Calculated in accordance with GAAP for the three month period ended March 31, 2013 and 2012.
(4) Dilutive shares are excluded as the Company is in a net loss position and their effects are anti-dilutive.

Q1 2013 Supplemental Package	3

Financial Overview

Consolidated and Combined Balance Sheets

(In thousands)	March 31, 2013 (Unaudited)	December 31, 2012

Assets:
Investment in real estate:
Land	$331,749	$339,988
Buildings and equipment	1,306,296	1,312,767
Less accumulated depreciation	(125,601)	(116,336)
Net investment in real estate	1,512,444	1,536,419
Cash and cash equivalents	13,295	8,092
Restricted cash	55,128	44,559
Demand deposit from affiliate (1)	40,044	150,163
Accounts receivable, net	26,204	25,976
Deferred expenses, net	40,854	40,406
Prepaid expenses and other assets, net	88,906	99,458
Total assets	$1,776,875	$1,905,073

Liabilities:
Mortgages, notes and loans payable	$1,198,403	$1,283,491
Accounts payable and accrued expenses, net	80,606	88,686
Total liabilities	1,279,009	1,372,177

Commitments and contingencies	—	—

Equity:
Common stock (2)	497	493
Class B common stock (3)	—	4
Additional paid-in capital	583,124	588,668
Accumulated deficit	(85,866)	(56,380)
Total stockholders' equity	497,755	532,785
Non-controlling interest	111	111
Total equity	497,866	532,896
Total liabilities and equity	$1,776,875	$1,905,073

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on August 14, 2013.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,641,716 issued and outstanding at March 31, 2013 and 49,246,087 issued and 49,235,528 outstanding at December 31, 2012
(3) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 and 359,056 issued and 0 and 359,056 outstanding at March 31, 2013 and December 31, 2012

Q1 2013 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended
(In thousands, except per share amounts)	March 31, 2013 (Unaudited)	March 31, 2012 (Unaudited)

Revenues:
Minimum rents	$40,148	$37,212
Tenant recoveries	16,998	16,596
Overage rents	1,504	1,445
Other	1,229	1,155
Total revenues	59,879	56,408
Expenses:
Real estate taxes	5,874	5,990
Property maintenance costs	3,414	3,441
Marketing	679	461
Other property operating costs	14,405	14,399
Provision for doubtful accounts	139	263
General and administrative	4,852	5,144
Provision for impairment	21,661	—
Depreciation and amortization	16,675	18,274
Other	497	4,459
Total expenses	68,196	52,431
Operating income	(8,317)	3,977

Interest income	201	1
Interest expense	(21,335)	(29,989)
Loss before income taxes	(29,451)	(26,011)
Provision for income taxes	(35)	(66)
Net loss	$(29,486)	$(26,077)

Net loss per share - Basic and Diluted (1)	$(0.60)	$(0.71)

Dividends declared per share	$0.13	$—

Comprehensive loss:
Net loss	$(29,486)	$(26,077)
Other comprehensive loss:
Net unrealized loss on derivative instrument	—	(130)
Comprehensive loss	$(29,486)	$(26,207)

(1) Calculated using weighted average number of shares of 49,332,151 and 36,785,376 for the three months ended March 31, 2013 and 2012, respectively.

Q1 2013 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	March 31, 2013			March 31, 2012
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$40,148	$3,906	$44,054	$37,212	$4,937	$42,149
Tenant recoveries	16,998	—	16,998	16,596	—	16,596
Overage rents	1,504	—	1,504	1,445	—	1,445
Other	1,229	—	1,229	1,155	—	1,155
Total revenues	59,879	3,906	63,785	56,408	4,937	61,345
Operating Expenses:
Real estate taxes	5,874	—	5,874	5,990	—	5,990
Property maintenance costs	3,414	—	3,414	3,441	—	3,441
Marketing	679	—	679	461	—	461
Other property operating costs (2)	14,405	(31)	14,374	14,399	(31)	14,368
Provision for doubtful accounts	139	—	139	263	—	263
Total operating expenses	24,511	(31)	24,480	24,554	(31)	24,523

Net operating income	35,368	3,937	39,305	31,854	4,968	36,822

General and administrative (3)(4)	4,852	(31)	4,821	5,144	—	5,144
Other (5)	497	(497)	—	4,459	(4,459)	—
Subtotal	30,019	4,465	34,484	22,251	9,427	31,678

Interest income	201	—	201	1	—	1
Interest expense
Amortization of market rate adjustments on debt	(1,715)	1,715	—	(2,724)	2,724	—
Write-off of market rate debt adjustments	(171)	171	—	(8,958)	8,958	—
Amortization of deferred financing costs	(2,154)	2,154	—	(1,668)	1,668	—
Debt extinguishment costs	(885)	885	—	—	—	—
Interest on debt	(16,410)	—	(16,410)	(16,639)	—	(16,639)
Provision for income taxes	(35)	35	—	(66)	66	—
Funds from operations	$8,850	$9,425	$18,275	$(7,803)	$22,843	$15,040
Funds from operations per share - basic and diluted (6)			$0.37			$0.41
Funds from operations per share - diluted (7)			$0.37			$0.30

(1) Core adjustments include amounts for straight-line rent of $(964) and $(1,499), above / below market lease amortization of $4,620 and $6,436 and tenant inducement amortization of $250 and $0 for the three months ended March 31, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for the three months ended March 31, 2013 and 2012.
(3) General and administrative costs include $722 of non-cash stock compensation expense.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $31 for the three months ended March 31, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,332,151 and 36,785,376 for the three months ended March 31, 2013 and 2012.
(7) Assumes 49,641,716 and 49,573,977 normalized common shares and 49,990,645 and 49,573,977 diluted common shares for the three months ended March 31, 2013 and 2012, respectively.

Q1 2013 Supplemental Package	6

Financial Schedules

Core NOI Summary

	Three Months Ended
(In thousands)	March 31, 2013 (Unaudited)	March 31, 2012 (Unaudited)

Net operating income	$35,368	$31,854
Add / (less) :
Core NOI adjustments	3,937	4,968
Core net operating income	39,305	36,822
Add / (less):
Acquisitions (1)	(3,309)	(801)
Lease termination income and other	(35)	(148)
Same property core net operating income	$35,961	$35,873
Same property change %	0.25%

(1) Excludes the acquisitions of Grand Traverse Mall and the Mall at Turtle Creek which were acquired in February 2012 and December 2012.

Q1 2013 Supplemental Package	7

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended
(In thousands)	March 31, 2013 (Unaudited)	March 31, 2012 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$35,368	$31,854
General and administrative	(4,852)	(5,144)
Other	(497)	(4,459)
Depreciation and amortization	(16,675)	(18,274)
Provision for impairment	(21,661)	—
Operating income	$(8,317)	$3,977

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:	$8,850	$(7,803)
Depreciation and amortization	(16,675)	(18,274)
Provision for impairment	(21,661)	—
Net loss attributable to common stockholders	$(29,486)	$(26,077)

Weighted average numbers of shares outstanding	49,332,151	36,785,376
Per Share	$(0.60)	$(0.71)

Q1 2013 Supplemental Package	8

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2013	2014	2015	2016	2017	After	Mortgage Details
West Valley Mall (1)	Jan	2014	3.43%	$47,925	46,164	1,761	—	—	—	—	—	Non-recourse / fixed
Southland Mall (CA) (1)	Jan	2014	3.62	72,828	70,709	2,119	—	—	—	—	—	Non-recourse / fixed
Newpark Mall	Aug	2014	7.45	63,077	60,487	1,411	1,179	—	—	—	—	Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	49,348	46,849	1,378	1,121	—	—	—	—	Non-recourse / fixed
Valley Hills Mall	Mar	2016	4.73	51,929	46,302	1,414	1,851	1,942	420	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	73,200	64,660	1,930	2,733	2,926	951	—	—	Non-recourse / fixed
Washington Park Mall	Apr	2016	5.35	11,132	9,988	260	367	387	130	—	—	Non-recourse / fixed
Turtle Creek	Jun	2016	6.54	79,282	76,079	667	967	1,033	536	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	61,660	54,423	1,454	2,079	2,226	1,478	—	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	28,424	24,699	704	999	1,073	949	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	61,100	57,266	742	954	1,004	1,048	86	—	Non-recourse / fixed
Sikes Senter (1)	Jun	2017	5.20	56,750	48,194	1,256	1,768	1,863	2,554	1,115	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	37,067	31,113	786	1,109	1,171	1,615	1,273	—	Non-recourse / fixed
The Boulevard Mall (5)	Jul	2018	4.27	97,389	72,881	3,064	3,808	3,977	5,279	5,523	2,857	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	47,927	39,891	528	746	784	818	866	4,294	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,778	2,894	60	82	86	90	95	471	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	78,029	65,085	824	1,168	1,230	1,284	1,363	7,075	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	51,521	41,844	610	858	897	931	980	5,401	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	70,000	55,951	758	1,188	1,239	1,285	1,348	8,231	Non-recourse / fixed
Total fixed rate debt			5.25	1,042,366	915,479	21,726	22,977	21,838	19,368	12,649	28,329

Property Term Loan (2)	Jan	2015	4.71	187,946	187,946	—	—	—	—	—	—
Revolver (2)(3)	Jan	2015	4.71	—	—	—	—	—	—	—	—
Subordinated credit facility (4)	Jun	2015	9.50	—	—	—	—	—	—	—	—

Total variable debt				187,946	187,946	—	—	—	—	—	—
Total Debt Outstanding			5.17%	$1,230,312	1,103,425	21,726	22,977	21,838	19,368	12,649	28,329

Total Debt				1,230,312
Market rate adjustment				(31,909)
Total debt outstanding				$1,198,403

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 450 basis points.
(3) $150 million Revolver. As of May 1, 2013, the Revolver was undrawn.
(4) $100 million Subordinated Revolver. LIBOR (30 day) plus 850 basis points. LIBOR is subject to floor of 1.0%. As of May 1, 2013, the subordinated credit facility was undrawn.
(5) During January 2013 this asset was transferred to special servicing.

Q1 2013 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2013	2014	2015	2016	2017	After	Total
Balloon payment	$—	$224,209	$187,946	$276,151	136,573	$278,546	$1,103,425
Amortization	21,726	22,977	21,838	19,368	12,649	28,329	126,887
Debt maturity and amortization	$21,726	247,186	$209,784	$295,519	149,222	$306,875	$1,230,312
Weighted average interest rate of expiring debt	—%	4.89%	4.71%	6.37%	5.16%	4.57%	5.17%

(In thousands)		Property-Level Debt	Term Loan	Revolver	Subordinated facility	Total
Beginning Balance	12/31/2012	$1,029,339	$287,946	$—	$—	$1,317,285
Term Loan Paydown		—	(100,000)	—	—	(100,000)
Lakeland Square Refinancing		70,000		—	—	70,000
Lakeland Square Paydown		(50,297)	—	—	—	(50,297)
Mortgage Loan amortization		(6,676)	—	—	—	(6,676)
Ending Balance	3/31/2013	$1,042,366	$187,946	$—	$—	$1,230,312

Weighted Average Balance		$1,031,475	$212,390	$—	$—	$1,243,865

Q1 2013 Supplemental Package	10

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	March 31, 2013 (Unaudited)	December 31, 2012

Above-market tenant leases, net	$80,932	$89,407
Deposits	1,789	796
Below-market ground leases, net	1,875	1,906
Prepaid expenses	3,443	3,563
Other	867	3,786
Total prepaid expenses and other assets, net	$88,906	$99,458

Accounts Payable and Accrued Expenses, Net

(In thousands)	March 31, 2013 (Unaudited)	December 31, 2012

Below-market tenant leases, net	$32,147	$35,068
Accounts payable and accrued expenses	10,731	12,696
Accrued interest	4,124	3,546
Accrued real estate taxes	7,774	9,894
Accrued dividend	6,461	3,479
Deferred income	2,621	3,201
Accrued payroll and other employee liabilities	2,125	1,230
Construction payable	8,454	9,979
Tenant and other deposits	1,302	1,629
Asset retirement obligation liability	4,558	4,503
Other	309	3,461
Total accounts payable and accrued expenses, net	$80,606	$88,686

Q1 2013 Supplemental Package	11

Portfolio Operating Metrics

Development Activity
As of March 31, 2013

Strategic Capital Redevelopment Projects Under Construction:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Lakeland Square	Convert anchor space and unproductive inline space to Cinemark Theater and The Sports Authority	89,000	$13,000	$4,426	9 - 10%	Q4 2012	Q4 2013
Lakeland, FL
Silver Lake Mall	Convert anchor space and unproductive inline space to Jo-Ann Fabrics and The Sports Authority	72,000	$5,200	$797	12 - 13%	Q4 2012	Q2 2013
Coeur D'Alene, ID

Q1 2013 Supplemental Package	12

Portfolio Operating Metrics

Key Operating Performance Indicators
As of March 31, 2013

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	32	10,212	5,264	7,048	22,524

Operating Metrics

	% Leased (2)	% Occupied (3)	Tenant Sales (4)	Occupancy Cost (5)
Total Rouse Properties Portfolio	89.2%	85.8%	$296	12.6%

	In-Place Rent < 10k SF (6)
	March 31, 2013	December 31, 2012
Total Rouse Portfolio	$37.15	$36.78
Same Property (7)	$37.33	$37.01

	Tenant Allowances
	Tenants < 10k SF
	Three Months Ended March 31, 2013
	New	Renewal
Total square feet leased	58,755	102,795
Tenant average allowance per square foot	$21.14	$0.97

(1) See Property Schedule on page 14 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(5) Represents tenants less than 10,000 square feet utilizing comparative tenant sales.
(6) Weighted average rent of mall stores as of March 31, 2013 and 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(7) Excludes in-place rent from Grand Traverse Mall and The Mall at Turtle Creek of $40.10 and $32.20 as of March 31, 2013 and $40.44 and $30.96 as of December 31, 2012.

Q1 2013 Supplemental Package	13

Portfolio Operating Metrics

Summary of Properties (1)
As of March 31, 2013

Property Name	Rouse Own %	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	100%	Farmington, NM	Dillard's, JCPenney, Sears	276,111	188,817	—	464,928	92.8%	92.8%
Bayshore Mall	100%	Eureka, CA	Sears, Kohl's, Walmart	375,541	87,939	132,319	595,799	80.0	70.8
Birchwood Mall	100%	Port Huron, MI	Sears, Younkers, Macy's, Target, JCPenney	296,487	161,216	264,918	722,621	92.4	86.1
Boulevard Mall, The	100%	Las Vegas, NV	JCPenney, Macy's, Sears	389,165	391,097	396,939	1,177,201	82.2	72.7
Cache Valley Mall	100%	Logan, UT	Dillard's, Dillard's Men's & Home, JCPenney	355,414	145,832	—	501,246	94.6	93.4
Chula Vista Center	100%	Chula Vista, CA	Burlington Coat, JCPenney, Macy's, Sears	319,575	163,232	392,500	875,307	90.4	89.0
Collin Creek	100%	Plano, TX	Dillard's, Sears, JCPenney, Macy's	327,839	176,259	613,824	1,117,922	82.3	82.3
Colony Square Mall	100%	Zanesville, OH	Elder-Beerman, JCPenney, Sears,	356,998	78,440	58,997	494,435	83.8	80.2
Gateway Mall	100%	Springfield, OR	Kohl's, Sears, Target	486,720	218,055	113,613	818,388	89.5	88.0
Grand Traverse Mall	100%	Traverse City, MI	JCPenney, Macy's, Target	306,265	—	283,349	589,614	85.1	85.1
Knollwood Mall	100%	St. Louis Park, MN	Kohl's	383,935	80,684	—	464,619	89.5	89.5
Lakeland Square	100%	Lakeland, FL	JCPenney, Dillard's, Sears, Macy's, Burlington Coat	351,699	276,358	257,353	885,410	91.9	85.0
Lansing Mall	100%	Lansing, MI	JC Penny, Younkers, , Macy's	505,930	210,900	103,000	819,830	86.0	85.6
Mall St. Vincent	100%	Shreveport, LA	Dillard's, Sears	184,557	—	348,000	532,557	88.7	88.7
Newpark Mall	100%	Newark, CA	Burlington Coat Factory,JC Penny, Macy's, Sears	372,623	405,004	335,870	1,113,497	85.8	83.4
North Plains Mall	100%	Clovis, NM	Beall's, Dillard's, JCPenney, Sears	109,191	194,081	—	303,272	92.9	92.9
Pierre Bossier Mall	100%	Bossier City, LA	JCPenney, Sears, Dillard's, Virginia College	230,971	94,168	288,328	613,467	96.7	95.6
Sierra Vista, The Mall at	100%	Sierra Vista, AZ	Dillard's, Sears	174,232	—	196,492	370,724	97.9	90.1
Sikes Senter	100%	Wichita Falls, TX	Dillard's, JCPenney, Sears, Dillard's Men's and Home	291,218	374,690	—	665,908	97.8	96.9
Silver Lake Mall	100%	Coeur D' Alene, ID	JCPenney, Macy's, Sears	147,609	172,253	—	319,862	85.6	79.4
Southland Center	100%	Taylor, MI	JC Penny, Macy's	322,270	290,660	292,377	905,307	94.0	87.0
Southland Mall	100%	Hayward, CA	JCPenney, Kohl's, Macy's, Sears	559,516	445,896	292,000	1,297,412	96.5	90.8
Spring Hill Mall	100%	West Dundee, IL	, Kohl's, Carson Pirie Scott, Sears, Macy's	487,350	134,148	547,432	1,168,930	85.4	73.8
Steeplegate Mall	100%	Concord, NH	Bon Ton, JCPenney, Sears	223,157	256,347	—	479,504	72.8	72.8
Three Rivers Mall	100%	Kelso, WA	JCPenney, Macy's, Sears,	226,294	193,233	—	419,527	82.8	82.8
Turtle Creek, The Mall at	100%	Jonesboro, AR	Dillard's, JCPenney, Target	368,415	—	364,217	732,632	91.5	91.5
Valley Hills Mall	100%	Hickory, NC	Belk, Dillard's, JCPenney, Sears	322,152	—	611,516	933,668	87.4	87.4
Vista Ridge Mall	100%	Lewisville, TX	Dillard's, JCPenney, Macy's, Sears	390,971	—	670,210	1,061,181	90.1	87.8
Washington Park Mall	100%	Bartlesville, OK	JCPenney, Sears, Dillard's	162,484	122,894	71,402	356,780	96.8	96.8
West Valley Mall	100%	Tracy, CA	JCPenney, Macy's, Sears, Target	537,194	236,454	111,836	885,484	93.0	93.0
Westwood Mall	100%	Jackson, MI	Elder-Beerman, Wal-Mart, JCPenney	145,469	70,500	301,188	517,157	83.0	80.4
White Mountain Mall	100%	Rock Springs, WY	Herberger's, JCPenney	224,839	94,482	—	319,321	95.3	74.8
Total Rouse Portfolio				10,212,191	5,263,639	7,047,680	22,523,510	89.2%	85.8%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q1 2013 Supplemental Package	14

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of March 31, 2013

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)
Specialty Leasing (3)	481	1,139,317	$11.00
Permanent Leasing
2013	152	411,427	35.05
2014	356	1,331,047	27.44
2015	270	986,325	31.55
2016	235	795,130	34.60
2017	199	761,566	36.32
2018	126	705,851	32.70
2019	55	427,322	26.28
2020	38	204,100	30.22
2021	54	426,690	22.13
Subsequent	192	1,905,579	19.10
Total Permanent Leasing	1,677	7,955,037	$27.95
Total Leasing	2,158	9,094,354

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q1 2013 Supplemental Package	15

Portfolio Operating Metrics

Top Ten Tenants
As of March 31, 2013

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Limited Brands, Inc.	Bath & Body Works, White Barn Candle Co., Victoria's Secret	3.8%	244	56	56
Foot Locker, Inc	Champs Sports, Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction USA	3.6	220	48	48
JCPenney Company, Inc	JCPenney	2.4	2,417	26	15 (1)
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	2.0	42	38	38
Cinemark USA, Inc.	Cinemark	2.0	298	6	6
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	102	19	19
Genesco Inc.	Journey's, Lids, Lids Locker Room, Underground Station, Hat Shack, Hat World, Sports Fan Attic	1.8	74	52	52
Sears Holding Corporation	Sears	1.8	2,966	22	10
Sterling Jewelers, Inc.	JB Robinson Jewelers, Kay Jewelers, Weisfields Jewelers	1.6	41	27	27
Macy's Inc.	Macy's	1.6	2,096	15	4
Totals		22.5%	8,500	309	275

(1) Does not include three locations in which Rouse owns the land which is ground leased to JCPenney.

Q1 2013 Supplemental Package	16

Portfolio Operating Metrics

Leasing Activity
As of March 31, 2013

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	21	58,755	8.1	$30.16	$32.45
Over 10,000 sq. ft.	8	241,266	9.9	11.19	10.85
Total New Leases	29	300,021	9.6	14.91	15.08

Renewal Leases
Under 10,000 sq. ft.	46	102,795	3.7	$30.71	$31.71
Over 10,000 sq. ft.	4	72,495	4.5	6.59	6.99
Total Renewal Leases	50	175,290	4.0	$20.74	$21.49

Sub-Total	79	475,311	7.5	17.06	17.44

Percent in Lieu	10	54,458	n.a.	n.a.	n.a.

Total Q1 2013	89	529,769	7.5	$17.06	$17.44

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	SF (In thousands)	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q1 2013	42	177,539	6.1	$19.42	$20.37	$17.23	$2.19	12.7%	$3.13	18.2%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q1 2013 Supplemental Package	17

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q1 2013 Supplemental Package	18